FORM 8-K/A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934
                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 3

The undersigned registrant hereby amends Item 7 (b) to its Current Report on Form 8-K dated April 11, 1995, which was filed with the Securities and Exchange Commission on April 11, 1995. The Pro Form Statement of Operations for the Twelve Months Ended December 31, 1994 and related Notes to the Pro Forma Condensed Financial Statements were revised to include the entire item being amended on Form 8-K/A No. 1 filed April 12, 1996 and Form 8-K/A No. 2 filed April 19, 1996.

ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

         (a)      Financial Statements of Properties Acquired
         (b)      Pro forma Financial Information
         (c)      Exhibits

                  (23)     Consent of Experts

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        UNITED DOMINION REALTY TRUST, INC.
                                               (Registrant)

                                               /s/ JERRY A DAVIS

                                                   Jerry A. Davis
                                                   Vice President and
                                                   Corporate Controller

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)


                                                                              ACQUISITIONS
                                                                               PREVIOUSLY
                                                                               REPORTED ON
                                                                             FORMS 8-K DATED
                                                                             APRIL 15, 1994,
                                                                              MAY 17, 1994,
                                                                              MAY 26, 1994,
                                                                          SEPTEMBER 1, 1994 AND     PRO FORMA          PRO
                                                            HISTORICAL    OCTOBER 14, 1994 (1)     ADJUSTMENTS        FORMA
                                                            -----------   ---------------------    -----------      ---------
STATEMENT OF OPERATIONS

INCOME
    Rental Income                                             $139,972            $27,128                           $167,100
    Interest and other income                                      756                                 ( 111)(5)         645
                                                            -----------   ---------------------    -----------      ---------
                                                               140,728             27,128              ( 111)        167,745
EXPENSES
    Rental expenses:
          Utilities                                             11,206              2,019                             13,225
          Repairs & maintenance                                 21,216              4,205                             25,421
          Real estate taxes                                      9,658              2,296                             11,954
          Property management                                    4,645              1,304              ($328)(2)       5,621
          Other operating expenses                              12,141              3,629              ( 277)(3)      15,493
    Depreciation of real estate owned                           28,729                                 4,514 (4)      33,243
    Interest                                                    28,521                                 7,450 (6)      35,971
    General and administartive                                   4,803                                                 4,803
    Other depreciation and amortization                            691                                                   691
                                                            -----------   ---------------------    -----------      ---------
                                                               121,610             13,453             11,359         146,422
                                                            -----------   ---------------------    -----------      ---------

Income before gains (losses) on sales of investments
    and extraordinary item                                      19,118             13,675            (11,470)         21,323
Gains on sales of investments                                      108                                                   108
                                                            -----------   ---------------------    -----------      ---------
Income before extraordinary item                                19,226             13,675            (11,470)         21,431
Extraordinary item - early extinguishment of
    debt                                                           (89)                                                  (89)
                                                            -----------   ---------------------    -----------      ---------
Net income                                                     $19,137            $13,675           ($11,470)       $ 21,342
                                                            ===========   =====================    ===========      =========
Net income per share                                             $0.41                                              $   0.43
                                                            ===========                                             =========
Distributions declared per share                                 $0.78                                              $   0.78
                                                            ===========                                             =========


Weighted average number of common shares outstanding            46,182              4,022                             50,204




See accompanying notes.










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                       UNITED DOMINION REALTY TRUST, INC.
   NOTES TO CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1. Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by United Dominion Realty Trust, Inc. on Forms 8-K ("the Previously Reported Acqisitions") dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. A
         reconciliation of net income to previously filed Forms 8-K and or 8-K/A is as follows:

                         Filing to Update                    Net Income
8-K Filed                        8-K                        (In thousands)
---------                        ---                        --------------
April 15, 1994           8-K/A June 7, 1994                   $      845
May 17, 1994             8-K/A July 26, 1994                         546
May 26, 1994             8-K August 31, 1994*                      6,619
September 1, 1994        8-K/A November 11, 1994                   2,242
October 14, 1994         8-K/A December 29, 1994                   3,423
                                                                   -----
                                                              $   13,675
                                                                  ======

* The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

2. To record the net decrease in property management fees for the Previously Reported Acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

3. To record the net decrease in insurance expense for the period January 1, 1994 through June 30, 1994 to reflect that United Dominion Realty Trust, Inc. insures its apartments for approximately $107.22 per unit less than the historical insurance expense of the 5,170 apartment units contained in the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

4. To record depreciation expense on the Previously Reported Acquisitions. Depreciation is based upon the allocation of the purchase price of the properties. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which range from 15 to 35 years. The allocation and estimated useful lives are as follows:

                                                Estimated
                             Allocation of      Useful Life    Depreciation
                             Purchase Price     In Years        Adjustment **
      Buildings              $264,712,528            35         $3,937,223
      Other Improvements       16,623,950            15            576,935
      Land                     43,179,203           N/A                --
                             ------------                       ----------
                             $324,515,681                       $4,514,158
                             ============                       ==========
** The acquisitions previously reported were purchased by the Trust at various times during 1994. The depreciation expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was 190.01 days (out of 365 days).


5. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994), Regatta Shores Apartments (as previously reported on Form 8-K dated September 1,
         1994), Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (as
         previously reported on Form 8-K dated October 14, 1994), at market interest rates in effect at the time of each respective acquisition.


                                                                        # DAYS          INTEREST
                                SHORT-TERM              INTEREST        INTEREST         INCOME
    PROPERTY                    INVESTMENT               RATE          ADJUSTMENT      ADJUSTMENT
Regatta Shores               $   7,364,376              4.50%             8/365         $  7,263
Mediterranean Village           14,003,901              5.10%             3/365            5,870
Briar Club, Covington
 Crossing and Hunters
 Trace                          15,057,181              5.30%             4/365            8,745
Portfolio Acquisition           80,000,000              5.06%             8/365           88,723
                             -------------                                              --------
                             $ 116,425,458                                              $110,601
                             =============                                              ========




6. To record interest expense during 1994 associated with the acquisition of a portion of the properties with debt aggregating $237,591,416 and a weighted average interest rate of 5.7492% which was assumed to have been used as follows: (i) variable-rate bank debt aggregating $161,147,168 used to fund the acquisitions at market interest rates available to the Trust at the time of each respective acquisition, (ii) fixed-rate medium-term notes payable aggregating $39,827,598, (iii) the assumption of fixed-rate mortgage notes payable aggregating $30,646,650 and (iv) the assumption of a fixed-rate tax-exempt bond in the amount of $5,970,000. The acquisitions previously reported were purchased by the Trust at various times during 1994. The interest expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was
         199.08 days (out of 365 days).